SCHEDULE A

Fees payable to the Manager pursuant to Section 4 of the Investment Management Agreement shall be calculated at the following annual rates:


         FUND                                                         RATE

         AZL AIM Basic Value Fund                                     0.75%
         AZL AIM International Equity Fund                            0.90%
         AZL Davis NY Venture Fund                                    0.75%
         AZL Dreyfus Founders Equity Growth Fund                          *
         AZL Dreyfus Premier Small Cap Value Fund                     0.90%
         AZL Franklin Small Cap Value Fund                            0.75%
         AZL Jennison 20/20 Focus Fund                                0.80%
         AZL Jennison Growth Fund                                     0.80%
         AZL Legg Mason Growth Fund                                   0.85%
         AZL Legg Mason Value Fund                                    0.75%
         AZL Money Market Fund                                        0.35%
         AZL Neuberger Berman Regency Fund                            0.75%
         AZL OCC Renaissance Fund                                     0.75%
         AZL OCC Value Fund                                           0.75%
         AZL Oppenheimer Developing Markets Fund                      1.25%
         AZL Oppenheimer Emerging Growth Fund                         0.85%
         AZL Oppenheimer Emerging Technologies Fund                       *
         AZL Oppenheimer Global Fund                                  0.90%
         AZL Oppenheimer International Growth Fund                       **
         AZL Oppenheimer Main Street Fund                             0.80%
         AZL PIMCO Fundamental IndexPLUS Total Return Fund            0.75%
         AZL Salomon Brothers Large Cap Growth Fund                   0.80%
         AZL Salomon Brothers Small Cap Growth Fund                   0.85%
         AZL Van Kampen Aggressive Growth Fund                          ***
         AZL Van Kampen Comstock Fund                                   ***
         AZL Van Kampen Emerging Growth Fund                          0.85%
         AZL Van Kampen Equity and Income Fund                        0.75%
         AZL Van Kampen Global Franchise Fund                         0.95%
         AZL Van Kampen Global Real Estate Fund                       0.90%
         AZL Van Kampen Growth and Income Fund                          ***
         AZL Van Kampen Mid Cap Growth Fund                             ***



*
                                                                               AVERAGE NET ASSETS IN MILLIONS (M)
------------------------------------------------------------------------------------------------------------------------------

                                                          FIRST $10M            NEXT $10M         THEREAFTER
AZL Dreyfus Founders Equity Growth Fund                     1.000%                0.875%            0.750%

AZL Oppenheimer Emerging Technologies Fund                  1.000%                0.875%            0.750%

**
                                                                    AVERAGE NET ASSETS IN MILLIONS (M)
------------------------------------------------------------------------------------------------------------------------------

                                                      FIRST $50M     NEXT $150M      NEXT $300M        THEREAFTER

AZL Oppenheimer International Growth Fund               0.875%         0.715%          0.625%            0.600%



***
                                                                    AVERAGE NET ASSETS IN MILLIONS (M)
------------------------------------------------------------------------------------------------------------------------------

                                                     FIRST $100M     NEXT $150M      NEXT $250M        THEREAFTER

AZL Van Kampen Aggressive Growth Fund                   0.900%         0.850%           0.825%             0.800%
AZL Van Kampen Comstock Fund                            0.775%         0.750%           0.725%             0.675%
AZL Van Kampen Growth and Income Fund                   0.775%         0.750%           0.725%             0.675%
AZL Van Kampen Mid Cap Growth Fund                      0.850%         0.800%           0.775%             0.750%










Date:  May 1, 2006

                                               VIP TRUST
                                       INVESTMENT MANAGEMENT FEES
            ADJUSTED FOR TEMPORARY REDUCTIONS EFFECTIVE 5/1/06 THROUGH 4/30/07
                                       (UNLESS OTHERWISE NOTED)



         FUND                                                            RATE

         USAZ AIM Basic Value Fund                                       0.75%
         USAZ AIM International Equity Fund                              0.90%
         USAZ Davis NY Venture Fund                                      0.75%
         USAZ Dreyfus Founders Equity Growth Fund                          (1)
         USAZ Dreyfus Premier Small Cap Value Fund                       0.85%
         USAZ Franklin Small Cap Value Fund                              0.75%
         USAZ Jennison 20/20 Focus Fund                                    (2)
         USAZ Jennison Growth Fund                                       0.80%
         USAZ Legg Mason Growth Fund                                     0.80%
         USAZ Legg Mason Value Fund                                      0.75%
         USAZ Money Market Fund                                          0.35%
         USAZ Neuberger Berman Regency Fund                              0.75%
         USAZ OCC Renaissance Fund                                       0.75%
         USAZ OCC Value Fund                                             0.75%
         USAZ Oppenheimer Developing Markets Fund                        1.25%
         USAZ Oppenheimer Emerging Growth Fund                           0.85%
         USAZ Oppenheimer Emerging Technologies Fund                       (1)
         USAZ Oppenheimer Global Fund                                    0.80%  (1/1/06 - 4/30/07)
         USAZ Oppenheimer International Growth Fund                        (3)
         USAZ Oppenheimer Main Street Fund                               0.75%
         USAZ PIMCO Fundamental IndexPLUS Total Return Fund              0.75%
         USAZ Salomon Brothers Large Cap Growth Fund                     0.80%
         USAZ Salomon Brothers Small Cap Growth Fund                     0.85%
         USAZ Van Kampen Aggressive Growth Fund                            (4)
         USAZ Van Kampen Comstock Fund                                     (4)
         USAZ Van Kampen Emerging Growth Fund                            0.75%
         USAZ Van Kampen Equity and Income Fund                          0.70%
         USAZ Van Kampen Global Franchise Fund                           0.89%  (1/1/06 - 4/30/07)
         USAZ Van Kampen Global Real Estate Fund                         0.90%
         USAZ Van Kampen Growth and Income Fund                            (4)
         USAZ Van Kampen Mid Cap Growth Fund                               (4)








(1)
                                                                    AVERAGE NET ASSETS IN MILLIONS (M)
------------------------------------------------------------------------------------------------------------------------------

                                                      FIRST $10M           NEXT $10M                  THEREAFTER

Dreyfus Founders Equity Growth Fund                     1.000%               0.875%                    0.750%

Oppenheimer Emerging Technologies Fund                  1.000%               0.875%                    0.750%


(2)
                                                                    AVERAGE NET ASSETS IN MILLIONS (M)
------------------------------------------------------------------------------------------------------------------------------

                                                      FIRST $100M             THEREAFTER


Jennison 20/20 Focus Fund                               .80%                0.70%




(3)
                                                                    AVERAGE NET ASSETS IN MILLIONS (M)
------------------------------------------------------------------------------------------------------------------------------

                                                      FIRST $50M     NEXT $150M       NEXT $300M         THEREAFTER

Oppenheimer International Growth Fund                   0.875%         0.715%           0.625%             0.600%



(4)
                                                                    AVERAGE NET ASSETS IN MILLIONS (M)
------------------------------------------------------------------------------------------------------------------------------

                                                     FIRST $100M     NEXT $150M       NEXT $250M         THEREAFTER

Van Kampen Aggressive Growth Fund                      0.800%*         0.750%*          0.800%             0.800%
Van Kampen Comstock Fund                                0.750%         0.700%           0.700%             0.650%
Van Kampen Growth and Income Fund                       0.675%         0.650%           0.650%             0.650%
Van Kampen Mid Cap Growth Fund                          0.800%         0.750%           0.750%             0.750%



___________

* Effective from 1/1/06 through 4/30/07

